Exhibit 99.1

Odyssey Semiconductor Technologies Announces CEO Transition

Rick Brown, Co-founder, CTO and Board Member, appointed as CEO to replace Mark Davidson

ITHACA, N.Y., December 5, 2023 -- Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII), a semiconductor device company developing innovative high-voltage power switching components based on proprietary Gallium Nitride ("GaN") processing technology, today announced that Rick Brown, co-founder, CTO, and Board member, has been appointed as CEO of Odyssey effective December 1st, 2023, replacing Mark Davidson. Mark Davidson is stepping down as CEO and Board Member, and is no longer employed at Odyssey.

Due to cost reduction actions, both Mark Davidson and Laura Krauss, the Company’s Chief Accounting Officer, have moved to consulting roles for the company going forward. As we stated previously, we are currently looking for longer term financing and exploring strategic alternatives and continue to be financially constrained.

We have continued to make progress with scaling our Vertical GaN technology and developing the manufacturing process to build a larger device that can handle higher current (power is equal to current times voltage). This larger device will enable us to more widely sample to customers to demonstrate the technology operating at a level which is more likely to be used by customers. With industry-leading innovation, Odyssey's approach to vertical GaN will offer even greater commercial advantages over silicon, silicon carbide or lateral GaN. Vertical GaN offers a 10x advantage over silicon carbide (SiC) at performance enabling smaller and lighter power systems and cost levels we believe are unattainable by the competing technologies. We are also making progress with foundry services projects. Our pipeline has grown with initial work being completed providing revenue in Q4 with good potential volume, recurring revenue clients for 2024 and beyond. This has also led to some rebalancing of resource deployment between internal product development and externally focused foundry service projects. We are also continuing to review strategic opportunities to address longer term financing needs.

About Odyssey Semiconductor Technologies, Inc.

Odyssey Semiconductor Technologies, Inc. has developed a proprietary technology that is designed to allow for GaN to replace SiC as the emerging high-voltage power switching semiconductor material. Based in Ithaca, NY, the Company owns and operates a 10,000 sq. ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service.

For more information, visit the Company’s website at www.odysseysemi.com and LinkedIn.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, forecasts, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," “forecast”, "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management's current expectations and assumptions and are subject to risks and uncertainties described more fully in the company’s filings on Forms 10-K and 10-Q and other periodic filings with the Securities and Exchange Commission. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Investor Relations Contact

Jeff Christensen

Darrow Associates Investor Relations

jchristensen@darrowir.com

(703) 297-6917